UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2009

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 15, 2009, the Compensation Committee of the Board of Directors of The McClatchy Company (the “Company”) approved awards of restricted stock units and stock appreciation rights under the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”) to certain employees of the Company including the Company’s named executive officers (collectively, the “NEOs”). The number of restricted stock units granted and the exercise price of the stock appreciation rights were calculated based upon the closing price of the Company’s Class A common stock on December 15, 2009. The award for each NEO is set forth opposite the NEO’s name below.

Restricted stock units. The restricted stock units vest in full on March 1, 2012 (the “Vesting Date”). Pursuant to the terms of the restricted stock unit agreement (the “RSU Agreement”) if, prior to the Vesting Date, the NEO’s employment with the Company is involuntarily terminated by the Company without Cause (as defined in the RSU Agreement) or for Good Reason (as defined in the RSU Agreement) or on account of death or Disability (as defined in the RSU Agreement) or in the event of a change of control of the Company, the award shall become fully vested. The Compensation Committee of the Board of Directors approved a form of RSU Agreement on December 15, 2009.  A copy of the form of RSU Agreement is being filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Stock appreciation rights. The stock appreciation rights vest in four equal installments beginning on March 1, 2011. The exercise price of the stock appreciation rights is $3.42 per share. The terms and conditions of the stock appreciation rights are set forth in the Stock Appreciation Rights Agreement, a form of which was previously filed by the Company as Exhibit 99.1 to Form 8-K filed with the SEC on December 16, 2005.

The number of restricted stock units and stock appreciation rights subject to the awards to NEOs are as follows:

NAME	TITLE	RESTRICTED STOCK UNITS	STOCK APPRECIATION RIGHTS
Gary B. Pruitt	Chairman, President and Chief Executive Officer	450,000	____
Patrick Talamantes	Vice President, Finance, and Chief Financial Officer	70,000	100,000
Robert Weil	Vice President, Operations	80,000	120,000
Frank R. J. Whittaker	Vice President, Operations	80,000	120,000

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           The McClatchy Company

      Date:  December 18, 2009                                                          By:  /s/Patrick J. Talamantes
            Patrick J. Talamantes
            Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

[Exhibit 10.1                      Form of Restricted Stock Unit Agreement]